UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2003

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization) 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada (Address of principal executive offices)	1-7850 (Commission File Number)	88-0085720 (I.R.S. Employer Identification No.) 89193-8510 (Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Item 9.   Regulation FD Disclosure

On February 18, 2003, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company’s operating performance and financial position for the quarter and twelve months ended December 31, 2002. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.

SOUTHWEST GAS CORPORATION SUMMARY STATEMENTS OF INCOME (In thousands, except per share amounts) (Unaudited)

	THREE MONTHS ENDED DECEMBER 31,		TWELVE MONTHS ENDED DECEMBER 31,
	2002	2001	2002	2001
Gas operating revenues	$281,083	$330,620	$1,115,900	$1,193,102
Net cost of gas sold	114,034	169,265	563,379	677,547

Operating margin	167,049	161,355	552,521	515,555
Operations and maintenance expenses	67,929	65,299	264,188	253,026
Depreciation, amortization, and general taxes	38,278	34,687	149,740	137,278

Operating income	60,842	61,369	138,593	125,251
Net interest deductions	19,958	19,493	78,505	78,746
Preferred securities distribution	1,369	1,369	5,475	5,475

Pretax utility income	39,515	40,507	54,613	41,030
Utility income taxes	12,211	12,923	17,151	13,011

Net utility income	27,304	27,584	37,462	28,019
Other income (expense), net	9,370	2,320	1,766	4,607

Contribution to net income - gas operations	36,674	29,904	39,228	32,626
Contribution to net income - construction services	1,141	1,071	4,737	4,530

Net income	$37,815	$30,975	$43,965	$37,156

Earnings per share - gas operations	$1.11	$0.93	$1.19	$1.02
Earnings per share - construction services	0.03	0.03	0.14	0.14

Basic earnings per share	$1.14	$0.96	$1.33	$1.16

Diluted earnings per share	$1.13	$0.95	$1.32	$1.15

Average outstanding common shares	33,223	32,427	32,953	32,122
Average shares outstanding (assuming dilution)	33,533	32,720	33,233	32,398

The summary statements of income have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

SOUTHWEST GAS CORPORATION SUMMARY STATEMENTS OF INCOME (In thousands, except per share amounts) (Unaudited)
	YEAR ENDED DECEMBER 31,
	2002	2001	2000

Gas operating revenues	$1,115,900	$1,193,102	$870,711
Net cost of gas sold	563,379	677,547	394,711

Operating margin	552,521	515,555	476,000
Operations and maintenance expenses	264,188	253,026	231,175
Depreciation, amortization, and general taxes	149,740	137,278	124,508

Operating income	138,593	125,251	120,317
Net interest deductions	78,505	78,746	68,892
Preferred securities distribution	5,475	5,475	5,475

Pretax utility income	54,613	41,030	45,950
Utility income taxes	17,151	13,011	13,614

Net utility income	37,462	28,019	32,336
Other income (expense), net	1,766	4,607	1,572

Contribution to net income - gas operations	39,228	32,626	33,908
Contribution to net income - construction services	4,737	4,530	4,403

Net income	$43,965	$37,156	$38,311

Earnings per share - gas operations	$1.19	$1.02	$1.08
Earnings per share - construction services	0.14	0.14	0.14

Basic earnings per share	$1.33	$1.16	$1.22

Diluted earnings per share	$1.32	$1.15	$1.21

Average outstanding common shares	32,953	32,122	31,371
Average shares outstanding (assuming dilution)	33,233	32,398	31,575

See Notes to Summary Financial Statements.
SOUTHWEST GAS CORPORATION SUMMARY BALANCE SHEET AT DECEMBER 31, 2002 (In thousands) (Unaudited)
ASSETS
UTILITY PLANT
Gas plant, net of accumulated depreciation	$1,912,766
Construction work in progress	66,693

Net utility plant	1,979,459

OTHER PROPERTY AND INVESTMENTS
Investment in construction services subsidiary	38,953
Other	42,240

Total other property and investments	81,193

CURRENT AND ACCRUED ASSETS
Cash and cash equivalents	15,538
Receivables - less reserve of $1,825 for uncollectibles	104,757
Accrued utility revenue	65,073
Deferred taxes	224
Other	41,859

Total current and accrued assets	227,451

DEFERRED DEBITS
Unamortized debt expense	17,398
Other deferred debits	23,497

Total deferred debits	40,895

TOTAL ASSETS	$2,328,998

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
Common stockholders' equity
Common stock equity, $1 par, 33,289 shares outstanding	$522,707
Retained earnings	73,460

Total common stockholders' equity	596,167	34.3%
Preferred securities of Southwest Gas Capital I, 9.125%	60,000	3.5
Long-term debt including current maturities - NOTE 2	1,080,297	62.2

Total capitalization	1,736,464	100.0%

CURRENT AND ACCRUED LIABILITIES
Notes payable	53,000
Accounts payable	82,870
Customer deposits	34,313
Taxes accrued (including income taxes)	39,372
Deferred purchased gas costs	26,718
Other	50,004

Total current and accrued liabilities	286,277

DEFERRED CREDITS
Deferred investment tax credits	13,801
Deferred income taxes	208,868
Other	83,588

Total deferred credits	306,257

TOTAL CAPITALIZATION AND LIABILITIES	$2,328,998

See Notes to Summary Financial Statements.
SOUTHWEST GAS CORPORATION SUMMARY STATEMENT OF CASH FLOWS YEAR ENDED DECEMBER 31, 2002 (In thousands) (Unaudited)
CASH FLOWS FROM OPERATIONS:
Net income	$43,965
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	115,175
Change in receivables and payables	11,260
Change in gas cost related balancing items	110,219
Change in accrued taxes	34,213
Change in deferred taxes	(17,406)
Allowance for funds used during construction	(3,125)
Other	(13,154)

Net cash provided by operating activities	281,147

CASH FLOWS FROM INVESTING ACTIVITIES:
Construction expenditures	(263,576)
Other	22,087

Net cash used in investing activities	(241,489)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from stock issuances	18,174
Dividends paid	(27,009)
Change in notes payable	(40,000)
Retirement of long-term debt	(200,000)
Long-term debt issuances, net	197,948

Net cash used in financing activities	(50,887)

Change in cash and cash equivalents	(11,229)
Cash at beginning of period	26,767

Cash at end of period	$15,538

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized	$75,514
Income taxes, net of refunds	$383

See Notes to Summary Financial Statements.
SOUTHWEST GAS CORPORATION NOTES TO SUMMARY FINANCIAL STATEMENTS (In thousands) (Unaudited)

NOTE 1 - BASIS OF PRESENTATION:

        The summary financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

Revolving credit facility, variable rate	$100,000
Debentures:
7.5% due 2006	75,000
8% due 2026	75,000
8.375% due 2011	200,000
7.625% due 2012	200,000
Medium-term notes:
7.59% due 2017	25,000
7.75% due 2005	25,000
7.78% due 2022	25,000
7.92% due 2027	25,000
6.89% due 2007	17,500
6.76% due 2027	7,500
6.27% due 2008	25,000
Industrial development revenue bonds:
Variable-rate bonds, Series A, due 2028	50,000
7.3% 1992 Series A, due 2027	30,000
7.5% 1992 Series B, due 2032	100,000
6.5% 1993 Series A, due 2033	75,000
6.1% 1999 Series A, due 2038	12,410
5.55% 1999 Series D, due 2038	8,270
5.95% 1999 Series C, due 2038	14,320
Unamortized discount on long-term debt	(9,703)

TOTAL LONG-TERM DEBT	$1,080,297

ESTIMATED CURRENT MATURITIES	$--

SOUTHWEST GAS CORPORATION SELECTED STATISTICAL DATA DECEMBER 31, 2002 FINANCIAL STATISTICS
Market value to book value per share at year end	131%
Twelve months to date return on equity -- total company	7.5%
-- gas segment	7.1%
Common stock dividend yield at year end	3.5%

GAS OPERATIONS SEGMENT
			Authorized
	Authorized	Authorized	Return on
	Rate Base	Rate of	Common
Rate Jurisdiction	(In thousands)	Return	Equity
Arizona (1)	$688,202	9.20%	11.00%
Southern Nevada (1)	457,314	8.78	10.64
Northern Nevada (1)	91,936	9.02	10.21
Southern California	69,486	9.94	11.35
Northern California	28,849	10.02	11.35
Paiute Pipeline Company (1)	75,059	9.69	11.60

(1) Estimated amounts based on rate case settlements. SYSTEM THROUGHPUT BY CUSTOMER CLASS
	YEAR ENDED DECEMBER 31,
(In dekatherms)	2002	2001	2000

Residential	58,821,449	58,994,278	57,137,754
Small commercial	28,027,082	27,996,473	27,267,289
Large commercial	12,149,989	10,758,310	6,390,838
Industrial / Other	22,405,541	28,377,223	19,971,471
Transportation	132,514,914	126,820,293	148,270,056

Total system throughput	253,918,975	252,946,577	259,037,408

HEATING DEGREE DAY COMPARISON

Actual	1,912	1,958	1,925
Ten-year average	1,963	1,965	1,979

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 18, 2003	SOUTHWEST GAS CORPORATION /s/ ROY R. CENTRELLA Roy R. Centrella Vice President/Controller/Chief Accounting Officer